UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In March 2014, Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., and Road Raiders Logistics, Inc., (collectively, the “New Subsidiaries” and each individually a “New Subsidiary”) entered into various agreements to become additional guarantors in connection with certain outstanding indebtedness of Horizon Lines, Inc. (“Horizon”). Each of the New Subsidiaries is a wholly-owned subsidiary of Horizon.

On March 6, 2014, each of the New Subsidiaries entered into a joinder agreement, individually titled Joinder No. 1 to ABL Security Agreement, Joinder No. 2 to ABL Security Agreement, Joinder No. 3 to ABL Security Agreement and Joinder No. 4 to ABL Security Agreement. Each of the joinder agreements is with Wells Fargo Capital Finance, LLC, in its capacity as agent for the secured party and the bank product providers, and the joinder agreements provided that the applicable New Subsidiary became a guarantor under the Guaranty, a grantor under the Security Agreement and a party to the Intercreditor Agreement in connection with the Company’s ABL Credit Agreement, dated October 5, 2011.

In addition, on March 6, 2014, each of the New Subsidiaries entered into separate joinder agreements relating to Horizon’s $20,000,000 Term Loan Agreement dated January 31, 2013 (the “$20M Term Loan Agreement”). The joinder agreements are individually titled Joinder No. 1 to Guaranty and Security Agreement, Joinder No. 2 to Guaranty and Security Agreement, Joinder No. 3 to Guaranty and Security Agreement and Joinder No. 4 to Guaranty and Security Agreement. Each of the joinder agreements is with U.S. Bank National Association, as collateral agent and ship mortgage trustee for the secured parties under the $20M Term Loan Agreement and provides that the New Subsidiaries become a guarantor under the term loan agreement.

On March 20, 2014, the New Subsidiaries entered into a Third Supplemental Indenture which added the New Subsidiaries as additional guarantors to Horizon’s existing indenture governing its 11.00% First Lien Senior Secured Notes due 2016 (the “First Lien Notes”). On the same date, the New Subsidiaries also entered into two Fourth Supplemental Indentures which added the New Subsidiaries as additional guarantors to Horizon’s existing indentures governing its 6.00% Series A Convertible Senior Secured Notes due 2017 (the “Series A Notes”), its 6.00% Series B Mandatorily Convertible Senior Secured Notes (the “Series B Notes”) and its Second Lien Senior Secured Notes due 2016 (the “Second Lien Notes”). Each of the existing indentures is dated October 5, 2011.

Further, on March 20, 2014, in connection with the First Lien Notes, the Series A Notes, the Series B Notes and the Second Lien Notes, the New Subsidiaries also entered into three separate agreements, each titled a Joinder to Security and Pledge Agreement, joining them to the applicable Security and Pledge Agreement among Horizon, the other guarantors thereto and U.S. Bank National Association, in its capacity as collateral agent for the secured parties. Pursuant to each of the three joinder agreements, the New Subsidiaries agreed to guarantee the obligations under each of the indentures governing the First Lien Notes, the Series A Notes, the Series B Notes and the Second Lien Notes.

The foregoing description of the agreements filed herewith does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 4.1, 4.2, 4.3 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 and the contents thereof are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.

4.1	Third Supplemental Indenture, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as Trustee, relating to Horizon’s 11.00% First Lien Senior Secured Notes due 2016.

4.2	Fourth Supplemental Indenture, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as Trustee, relating to Horizon’s 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes.

4.3	Fourth Supplemental Indenture, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as Trustee, relating to Horizon’s Second Lien Senior Secured Notes due 2016.

10.1	Joinder to Security and Pledge Agreement, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as collateral agent, relating to Horizon’s 11.00% First Lien Senior Secured Notes due 2016.

10.2	Joinder to Security and Pledge Agreement, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as collateral agent, relating to Horizon’s 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes.

10.3	Joinder to Security and Pledge Agreement, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as collateral agent, relating to Horizon’s Second Lien Senior Secured Notes due 2016.

10.4	Joinder No. 1 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Transportation, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.5	Joinder No. 2 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Inland, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.6	Joinder No. 3 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Technology, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.7	Joinder No. 4 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Logistics, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.8	Joinder No. 1 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Transportation, Inc. and U.S. Bank National Association, as agent.

10.9	Joinder No. 2 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Inland, Inc. and U.S. Bank National Association, as agent.

10.10	Joinder No. 3 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Technology, Inc. and U.S. Bank National Association, as agent.

10.11	Joinder No. 4 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Logistics, Inc. and U.S. Bank National Association, as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: March 26, 2014	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.

4.1	Third Supplemental Indenture, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as Trustee, relating to Horizon’s 11.00% First Lien Senior Secured Notes due 2016.

4.2	Fourth Supplemental Indenture, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as Trustee, relating to Horizon’s 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes.

4.3	Fourth Supplemental Indenture, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as Trustee, relating to Horizon’s Second Lien Senior Secured Notes due 2016.

10.1	Joinder to Security and Pledge Agreement, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as collateral agent, relating to Horizon’s 11.00% First Lien Senior Secured Notes due 2016.

10.2	Joinder to Security and Pledge Agreement, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as collateral agent, relating to Horizon’s 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes.

10.3	Joinder to Security and Pledge Agreement, dated March 20, 2014, among Road Raiders Transportation, Inc., Road Raiders Inland, Inc., Road Raiders Technology, Inc., Road Raiders Logistics, Inc. and U.S. Bank National Association, as collateral agent, relating to Horizon’s Second Lien Senior Secured Notes due 2016.

10.4	Joinder No. 1 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Transportation, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.5	Joinder No. 2 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Inland, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.6	Joinder No. 3 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Technology, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.7	Joinder No. 4 to ABL Security Agreement, dated March 6, 2014, between Road Raiders Logistics, Inc. and Wells Fargo Capital Finance, LLC, as agent.

10.8	Joinder No. 1 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Transportation, Inc. and U.S. Bank National Association, as agent.

10.9	Joinder No. 2 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Inland, Inc. and U.S. Bank National Association, as agent.

10.10	Joinder No. 3 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Technology, Inc. and U.S. Bank National Association, as agent.

10.11	Joinder No. 4 to Guaranty and Security Agreement, dated March 6, 2014, between Road Raiders Logistics, Inc. and U.S. Bank National Association, as agent.